                    FIRST AMENDMENT TO AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT
                          --------------------------

          THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "First Amendment") is made and entered into as of the 18th day of November, 1997, by and among EASTERN ENVIRONMENTAL SERVICES, INC., a Delaware corporation (the "Parent"), its Subsidiaries listed on the signature pages hereto (the Parent and such Subsidiaries each a "Borrower" and, collectively, the "Borrowers"), each Borrower having its principal place of business at 1000 Crawford Place, Mount Laurel, New Jersey 08054 and BANKBOSTON, N.A., a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110 ("BKB"), BANQUE PARIBAS, an agency of a bank incorporated under the laws of France having an office at 1200 Smith, Suite 3100, Houston, TX 77002, UNION BANK OF CALIFORNIA, a bank organized under the laws of California having its principal place of business at 445 South Figueroa Street, Los Angeles, California 90071-1602, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association having an office at 231 South LaSalle Street, Chicago, Illinois 60697 ("B of A"), FLEET BANK, N.A., a national banking association having an office at 1185 Avenue of the Americas, New York, New York 10036, and SUMMIT BANK, a bank organized under the laws of New Jersey having its principal place of business at 210 Main Street, Hackensack, New Jersey 07602, and such banks or other financial institutions which become a party thereto (each a "Bank," and, collectively, the "Banks"), B of A as documentation agent, and BKB as agent for the Banks (the "Agent").

          WHEREAS, the Borrowers, the Banks and the Agent have entered into an Amended and Restated Revolving Credit Agreement dated as of October 27, 1997, (as the same may be amended and in effect from time to time, the "Credit Agreement") pursuant to which the Banks extended credit to the Borrowers on the terms set forth therein;

          WHEREAS, the Parent will indirectly acquire Pine Grove Landfill, Inc. ("Pine Landfill"), a Pennsylvania corporation;

          WHEREAS, the Schuylkill County Industrial Development Authority has issued its Variable Rate Demand Revenue Bonds (Pine Grove Landfill, Inc. Project-1995 Series) (the "Bonds") under an Indenture of Trust dated as of December 1, 1994 (the "Indenture"), between the Schuylkill County Industrial Development Authority and Wilmington Trust Company, as trustee (the "Trustee"), the proceeds of which Bonds have been loaned to Pine Landfill;
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                                      -2-

          WHEREAS, the Borrowers have requested that the Agent issue a direct-pay letter of credit to support Pine Landfill's obligations to make payments on the Bonds and other direct-pay letters of credit, and the Agent and the Banks are willing to issue such letters of credit on the terms set forth below;

          WHEREAS, the Banks and the Borrowers have agreed to amend the Credit Agreement as hereinafter set forth;

          NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1.   DEFINITIONS.  Capitalized terms used herein without definition
               -----------
have the meanings assigned to them in the Credit Agreement.

          2.   PINE LANDFILL DIRECT-PAY LETTER OF CREDIT.  The Agent and the
               -----------------------------------------
Banks agree to issue a direct-pay Letter of Credit substantially on the terms set forth in the attached materials to support Pine Landfill's obligations to make payments on the Bonds, provided that, in addition to the conditions set forth in Sections 7.4.1 and 10 of the Credit Agreement, the following conditions are met:

               (a) The Borrowers agree that if an Event of Default has occurred and is continuing under the Credit Agreement, the Agent is entitled to give written notice of such Event of Default to the Trustee, requiring the Trustee to declare an event of default under the Indenture and, as a result, to declare all amounts outstanding in connection with the Bonds due and payable, and the Borrowers shall be obligated to reimburse the Banks for all amounts drawn by the Trustee under the direct-pay letter of credit;

               (b) The Borrowers shall deliver to the Agent certified copies of the Bond Documents (as defined in the Indenture), as well as any pledge agreement, preliminary official statement and official statement referring to the Bonds, in form and substance satisfactory to the Agent;

               (c) The Borrowers shall deliver to the Agent a duly executed bond pledge and security agreement, pledging all of the interests of Pine Landfill in the Bonds to the Agent, and an opinion of counsel as to the due authorization and enforceability of such pledge, in form and substance satisfactory to the Agent;

               (d) The Borrowers shall deliver to the Agent opinions of counsel stating that the Bonds are the legal, valid and binding obligations of the Schuylkill County Industrial Development Authority, and regarding such other matters as the Banks may reasonably request, all in form and substance satisfactory to the Agent; and

          (e) The Borrowers shall not permit, consent to, or enter into any amendment of the Bond Documents (as defined in the Indenture), or any pledge agreement, preliminary official statement and official statement referring to the Bonds, or any other agreement related to the Bonds, without the prior written consent of the Agent.

     3.   AMENDMENT TO (S)1.1 OF THE CREDIT AGREEMENT.  The following definition
          --------- --    --- -- --- ------ ---------
appearing in (S)1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

          "Letters of Credit.  Standby or direct-pay Letters of Credit issued or
           ------- -- ------
     to be issued by the Agent under (S)3 hereof for the account of the Borrowers."

     4.   AMENDMENT TO (S)3.1 OF THE CREDIT AGREEMENT.  Section 3.1 of the
          -------------------------------------------
Credit Agreement is hereby amended to insert the words "or direct-pay" immediately following the words "agrees to issue standby" appearing in the first sentence of clause (a) thereof.

     5.   RATIFICATION, ETC.  Except as expressly amended hereby, the Credit
          ------------  ---
Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This First Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this First Amendment.

     6.   GOVERNING LAW.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND
          --------- ---
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW) AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

     7.   COUNTERPARTS.  This First Amendment may be executed in any number of
          ------------
counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Banks.

     8.   EFFECTIVENESS.  This First Amendment shall become effective upon the
          -------------
execution and delivery of this First Amendment by the respective parties hereto.

     9.   ENTIRE AGREEMENT.  THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS
          ------ ---------
AS AMENDED REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment under seal as of the date first set forth above.

                              THE BORROWERS:
                              --------------

                              EASTERN ENVIRONMENTAL SERVICES, INC.
                              SUPER KWIK, INC.
                              PULAKSI GRADING, INC.
                              CAROLINA GRADING, INC.
                              S&S GRADING, INC.
                              ALLIED WASTE SERVICES, INC.
                              OLNEY SANITARY SYSTEM, INC.
                              EASTERN WASTE OF NEW YORK, INC.
                              R&A BENDER, INC.
                              BAYSIDE OF MARION, INC.
                              EASTERN WASTE OF L.I., INC.
                              EASTERN CONTAINER CORPORATION
                              APEX WASTE SERVICES, INC.
                              DONNO COMPANY, INC.
                              RESIDENTIAL SERVICES, INC.
                              SUFFOLK WASTE SYSTEMS, INC.
                              N.R.T. REALTY CORP.
                              EASTERN ENVIRONMENTAL SERVICES OF INDIANA, INC. EASTERN ENVIRONMENTAL SERVICES OF FLORIDA, INC. WASTE SERVICES OF SOUTH FLORIDA, INC.
                              WASTE-X SERVICES, INC.
                              PAPPY, INC.
                              HARFORD DISPOSAL, INC.
                              SOIL REMEDIATION OF PHILADELPHIA, INC.
                              EASTERN TRANSFER OF NEW YORK, INC.


                              By:________________________________
                              Title:  Treasurer

                              THE BANKS:
                              ---------

                              BANQUE PARIBAS


                              By:________________________________
                              Title:_____________________________


                              By:________________________________
                              Title:_____________________________


                              UNION BANK OF CALIFORNIA


                              By:________________________________
                              Title:_____________________________


                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION,
                              INDIVIDUALLY AND AS DOCUMENTATION AGENT


                              By:________________________________
                              Title:_____________________________


                              FLEET BANK, N.A.


                              By:________________________________
                              Title:_____________________________


                              SUMMIT BANK


                              By:________________________________
                              Title:_____________________________

                              BANKBOSTON, N.A.,
                              INDIVIDUALLY AND AS AGENT


                              By:________________________________
                              Title:_____________________________